AMENDMENT NO. 5

Dated as of May 7, 2014

to

CREDIT AGREEMENT

Dated as of June 1, 2010

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of May 7, 2014 by and among (i) Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), (ii) Measurement Specialties Foreign Holdings Corporation, a Delaware corporation (the “Subsidiary Guarantor” and, collectively with the Borrower, the “Loan Parties”), (iii) the financial institutions listed on the signature pages hereof and (iv) JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 1, 2010 by and among the Borrower, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, reference is made to the Subsidiary Guaranty by and among the Subsidiary Guarantors, the other “Subsidiary Guarantors” party thereto from time to time and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”);

WHEREAS, the Loan Parties have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement and the Subsidiary Guaranty;

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.          Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended to (i) delete the definitions of “Amendment No. 4 Effective Date”, “Anti-Terrorism Order” and “Mandatory Cost” appearing therein and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Amendment No. 5 Effective Date” means May 7, 2014.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, but shall expressly exclude all expenditures and commitments to expend money for any purchases and other acquisitions made in connection with (i) the facilities being constructed in Chengdu, China in an aggregate total amount of up to $6,000,000 through the Borrower’s fiscal year ending March 31, 2016 and (ii) the facilities being constructed in Minnesota in an aggregate total amount of up to $5,000,000 through November 8, 2016.

“COF Rate” has the meaning assigned to such term in Section 2.14(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

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“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any applicable Interest Period, the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or, in the event that such page ceases to be available, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such currency and Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such currency and such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is Pounds Sterling, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET Days before the first day of such Interest Period, and (iii) for any other currency, two (2) Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London (or other applicable) interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

“Reference Banks” means the principal London (or other applicable) offices of JPMorgan Chase Bank, N.A. and at least two (2) other banks as may be appointed by the Administrative Agent with the approval of the Borrower (such approval not to be unreasonably withheld or delayed). No Lender shall be obligated to be a Reference Bank without its consent.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

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“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Specified Acquired Real Property” means any real property owned by a Loan Party that is acquired by the Borrower or any Subsidiary in connection with an acquisition permitted by the terms of this Agreement and such real property was not the main business purpose of the Borrower in respect of such acquisition, which real property the Borrower intends to dispose of within eighteen (18) months of the date of acquisition thereof by Borrower or such Subsidiary (such intent shall be evidenced by written notice from the Borrower to the Administrative Agent promptly, but in any event within thirty (30) days, after the date of the acquisition thereof by the Borrower or such Subsidiary); provided that to the extent that the Borrower has delivered a Mortgage and Mortgage Instruments in accordance with the terms of Section 5.09 in respect of any real property that would qualify as Specified Acquired Real Property, such real property shall not constitute Specified Acquired Real Property for purposes of this Agreement so long as such Mortgage is in full force and effect with respect thereto and, provided, further, that no real property shall constitute Specified Acquired Real Property for purposes of this Agreement after the date that is eighteen (18) months after the date of the acquisition thereof by the Borrower or such Subsidiary.

“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“TARGET Day” means a day that TARGET is open for the settlement of payments in euro.

(b)          The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the final sentence thereof and to replace such sentence with the following sentence:

“As of the Amendment No. 5 Effective Date, the Aggregate Commitment is $260,000,000.”

(c)          The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (viii) thereof in its entirety as follows:

“(viii) the amount of any acquisition-related cost or expense, restructuring charge or reserve, integration cost or other business optimization expense or cost that is deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions or divestitures, costs related to the closure and/or consolidation of facilities and to exiting lines of business, overlap costs which are duplicative costs in the transition to set-up a new facility, costs relating to the movement of equipment relating to any of the foregoing, and fees and expenses of any advisor (including attorneys, accountants and other third party advisors) relating to any of the foregoing, so long as the aggregate amount permitted to be included in this clause (viii) shall not exceed an aggregate amount equal to $3,300,000 incurred during the period beginning on January 1, 2014 through and including November 8, 2016, and”

(d)          The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the proviso at the end thereof in its entirety as follows:

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“; provided that, (x) the definition of “Obligations” shall not create or include any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party, and (y) for the avoidance of doubt, the Obligations shall exclude the Note Obligations.”

(e)          Section 2.14 of the Credit Agreement is hereby restated in its entirety as follows:

“SECTION 2.14. Alternate Rate of Interest.

(a) If at the time that the Administrative Agent shall seek to determine the LIBOR Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing, the LIBOR Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the Reference Bank Rate shall be the LIBO Rate for such Interest Period for such Eurocurrency Borrowing; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, then at the Borrower’s election, (A) any Borrowing Request that requests a Eurocurrency Borrowing denominated in the affected currency shall be ineffective or (B) the LIBO Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”).

(b) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for a Loan in the applicable currency or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (ii) if any Borrowing Request requests a Eurocurrency Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing and (iii) if any Borrowing Request requests a Eurocurrency Borrowing in a Foreign Currency, then, at the Borrower’s election, (A) any Borrowing Request that requests a Eurocurrency Borrowing denominated in the affected currency shall be ineffective or (B) the LIBO Rate for such Eurocurrency Borrowing shall be the COF Rate; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.”

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(f)         Section 2.15(a) of the Credit Agreement is hereby amended to restate clause (i) thereof in its entirety as follows:

“(i)       impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or”

(g)        Section 2.15(b) of the Credit Agreement is hereby amended to (i) insert the words “or liquidity” immediately after the first reference to “capital” appearing therein and (ii) insert the words “and liquidity” immediately after the reference to “capital adequacy” appearing therein.

(h)        Section 2.15(e) of the Credit Agreement is hereby deleted in its entirety.

(i)         Section 2.20 of the Credit Agreement is hereby amended to delete the reference to “after the Amendment No. 4 Effective Date” appearing therein and to replace such reference with a reference to “after the Amendment No. 5 Effective Date”.

(j)         Section 3.19 of the Credit Agreement is hereby restated in its entirety as follows:

“SECTION 3.19. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures which the Borrower reasonably believes are adequate to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions in all material respects, and the Borrower and its Subsidiaries and to the knowledge of the Borrower its directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.”

(k)        Section 5.07 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:

“The Borrower will maintain in effect and enforce policies and procedures which the Borrower reasonably believes are adequate to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions in all material respects.”

(l)         Section 5.08 of the Credit Agreement is hereby amended to insert a new sentence at the end thereof as follows:

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“The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall take commercially reasonable actions to procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case in violation of any Anti-Corruption Laws or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(m)       Section 5.09(b) of the Credit Agreement is hereby amended to restate the second sentence thereof in its entirety as follows:

“Without limiting the generality of the foregoing, the Borrower (i) will cause the Applicable Pledge Percentage of the issued and outstanding Equity Interests of each Pledge Subsidiary directly owned by the Borrower or any other Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Collateral Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such other pledge and security documents as the Collateral Agent shall reasonably request and (ii) will, and will cause each Subsidiary Guarantor to, deliver Mortgages and Mortgage Instruments with respect to real property owned by the Borrower or such Guarantor to the extent, and within such time period as is, reasonably required by the Collateral Agent; provided that the Loan Parties shall not be required to deliver Mortgages and Mortgage Instruments with respect to any Specified Acquired Real Property unless and until the aggregate fair market value of all Specified Acquired Real Property owned by the Loan Parties at any time exceeds $2,000,000, at which time the Loan Parties shall be required to deliver Mortgages and Mortgage Instruments with respect to all Specified Acquired Property owned by the Loan Parties at such time (it being understood and agreed that any real property owned by any Loan Party that does not qualify as Specified Acquired Real Property is subject to all of the requirements of this Section 5.09 in all respects including, without limitation, the requirement to deliver Mortgage and Mortgages Instruments in respect thereof).”

(n)        The Commitments of certain of the Lenders (the “Increasing Lenders”), if any, are hereby increased as set forth on Annex A attached hereto. Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the date hereof (each, a “New Lender”) agrees to be bound by the provisions of the Credit Agreement and is hereby deemed to be Lenders for all purposes of the Loan Documents, with a Commitment as set forth on Annex A attached hereto. Accordingly, Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

(o)        Schedule 2.02 of the Credit Agreement is hereby deleted in its entirety.

2.          Amendments to Subsidiary Guaranty. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Subsidiary Guaranty is hereby amended as follows:

(a)        Section 2 of the Subsidiary Guaranty is amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase “all of the foregoing being referred to collectively as the “Guaranteed Obligations”” appearing therein.

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(b)          The Subsidiary Guaranty is amended to add the following as a new Section 23 thereto:

“SECTION 23. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 23 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 23 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 23 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents. Each Qualified ECP Guarantor intends that this Section 23 constitute, and this Section 23 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

3.          Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 5 Effective Date”) is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantors, the Required Lenders, each Increasing Lender (if any), each New Lender and the Administrative Agent, (ii) the Administrative Agent shall have received such instruments and documents as the Administrative Agent shall reasonably request, including a written opinion of the Borrower’s counsel, DLA Piper LLP (US), in form and substance reasonably acceptable to the Administrative Agent, (iii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 5 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment and under the Loan Documents, (iv) the Administrative Agent shall have received, for the account of each Increasing Lender (if any) and each New Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Increasing Lenders and the New Lenders, (v) the Administrative Agent shall (x) have received counterparts from the Borrower and the “Required Holders” (under and as defined in the NPPSA (as defined below)) of an amendment to that certain Note Purchase and Private Shelf Agreement, dated as of June 1, 2010, by and among the Borrower and the holders of Notes party thereto from time to time (the “NPPSA”), which amendment to the NPPSA modifies the definitions of “Consolidated EBITDA” and “Capital Expenditures” under the NPPSA in the same manner as this Amendment modifies the definitions of Consolidated EBITDA and Capital Expenditures under the Credit Agreement and permits the aggregate principal amount or the committed amount under the Credit Agreement to equal or exceed $335,000,000 (with no other substantive provisions unless the form and substance thereof are reasonably satisfactory to the Administrative Agent) and (y) be reasonably satisfied that such amendment becomes effective concurrently with the effectiveness of this Amendment and (vi) the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby, which such reallocation, to the extent that the Administrative Agent determines in its reasonable discretion such reallocation to be necessary, the Administrative Agent agrees to do on the date hereof. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans on the Amendment No. 5 Effective Date and the reallocation described in clause (vi) above, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

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4.          Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a)        This Amendment and each of the Credit Agreement and the Subsidiary Guaranty (each as modified hereby), as applicable, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

5.          Reference to and Effect on the Credit Agreement and the Subsidiary Guaranty.

(a)        Upon the effectiveness hereof, each reference to the Credit Agreement and the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement and the Subsidiary Guaranty, as the case may be, as amended hereby.

(b)        Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)        Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Subsidiary Guaranty, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)        This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

6.          Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Loan Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

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7.          Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (including, without limitation, Section 5-1401 of the New York General Obligations Law).

8.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.          Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MEASUREMENT SPECIALTIES, INC.,
as the Borrower

By:
Name:	Mark Thomson
Title:	CFO

MEASUREMENT SPECIALTIES FOREIGN HOLDINGS CORPORATION, as the Subsidiary Guarantor

By:
Name:	Mark Thomson
Title:	CFO

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

SUNTRUST BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 5 to

Credit Agreement dated as of June 1, 2010

Measurement Specialties, Inc.

Annex A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$49,500,000

BANK OF AMERICA, N.A.	$46,500,000

HSBC BANK USA, NATIONAL ASSOCIATION	$44,000,000

BRANCH BANKING AND TRUST COMPANY	$35,000,000

PNC BANK, NATIONAL ASSOCIATION	$30,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION	$20,000,000

SUNTRUST BANK	$20,000,000

CREDIT INDUSTRIEL ET COMMERCIAL	$15,000,000

AGGREGATE COMMITMENT	$260,000,000